UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): March 7, 2006

MACK-CALI REALTY CORPORATION

(Exact Name of Registrant as Specified in Charter)

Maryland	1-13274	22-3305147
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11 Commerce Drive, Cranford, New Jersey,	07016
(Address of Principal Executive Offices)	(Zip Code)

(908) 272-8000

(Registrant’s telephone number, including area code)

MACK-CALI REALTY, L.P.

(Exact Name of Registrant as Specified in Charter)

Delaware	333-57103	22-3315804
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11 Commerce Drive, Cranford, New Jersey,	07016
(Address of Principal Executive Offices)	(Zip Code)

(908) 272-8000

(Registrant’s telephone number, including area code)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01               Entry Into A Material Definitive Agreement.

On February 16, 2006, Mack-Cali Realty Corporation (the “General Partner”), the general partner of Mack-Cali Realty, L.P. (the “Operating Partnership”), announced that the Operating Partnership had reached agreements in principle with each of SL Green Realty Corp. (“SL Green”) and The Gale Company (“Gale”) pursuant to which the Operating Partnership planned to acquire interests in certain assets and operations of SL Green and Gale.

In furtherance of these acquisitions, on March 7, 2006, the Operating Partnership entered into definitive agreements to effectuate such agreements in principle as follows.  On such date, the Operating Partnership entered into a Membership Interest Purchase and Contribution Agreement (the “Gale Contribution Agreement”) by and among the Operating Partnership, Mack-Cali Realty Acquisition Corp., a wholly-owned subsidiary of the Operating Partnership, and Mr. Stanley C. Gale and SCG Holding Corp., a corporation owned and controlled by Mr. Gale (collectively, the “Gale Sellers”), to acquire all of the Gale Sellers’ ownership interests (the “Gale Transferred Interests”) in The Gale Services Company, L.L.C. and the Gale Construction Services Company, L.L.C., which entities engage in real property management, construction management, facilities management, and leasing and real estate brokerage services, and to acquire certain other interests of the Gale Sellers in other development-stage joint ventures.

The Gale Transferred Interests will be acquired by the Operating Partnership for aggregate consideration of up to approximately $40 million, as follows:

1.               224,719 common units of limited partnership interest of the Operating Partnership (the “Common Units”) valued at $44.50 per Common Unit to be issued by the Operating Partnership to the Gale Sellers, each of whom is an “accredited investor” (as such term is defined in Rule 501(a) of Regulation D of the Securities Act of 1933, as amended);

2.               Approximately $12 million in cash; and

3.               Earn-out provisions based upon the achievement of Gross Income and NOI (as such terms are defined in the Gale Contribution Agreement) targets for the three years following the closing date pursuant to which up to an additional $18 million in cash may be paid by the Operating Partnership to the Gale Sellers.

The Gale Contribution Agreement is subject to numerous other customary undertakings, covenants, obligations and conditions.  A copy of the Gale Contribution Agreement is filed herewith as Exhibit 10.1.

Concurrent with the execution of the Gale Contribution Agreement, Mack-Cali Ventures, L.L.C., a wholly-owned subsidiary of the Operating Partnership (the “OP Subsidiary”), entered into a Contribution and Sale Agreement (the “SLG Contribution

Agreement”) by and among the OP Subsidiary and Gale SLG NJ LLC, Gale SLG NJ MEZZ LLC and Gale SLG RIDGEFIELD MEZZ LLC (each an affiliate of SL Green and Stanley C. Gale and collectively, the “SLG Sellers”), to acquire certain direct and indirect ownership interests in entities which own or control a portfolio of properties as described herein below.

Under the SLG Contribution Agreement, the Operating Partnership will acquire 100% of the ownership interests in three Class A office properties located in Northern New Jersey with an aggregate of 516,162 square feet (the “Wholly-Owned Properties”).  The Wholly-Owned Properties will be acquired for consideration of approximately $106 million, consisting of the assumption of approximately $39.9 million of existing mortgage debt on the properties and the payment of approximately $66.1 million in cash.

In addition, the OP Subsidiary and the SLG Sellers will own all of the membership interests in Mack-Green-Gale LLC (the “Joint Venture”), which will own substantially all of and control certain entities that own:

1.               ten Class A office properties located in Northern and Central New Jersey with an aggregate of approximately 1.4 million square feet (the “Class A Properties”); and

2.               seven Class A office properties located in Northern and Central New Jersey with an aggregate of approximately 900,000 square feet (the “Class B Properties”).

In accordance with the OP Subsidiary’s membership interests in the Joint Venture, the OP Subsidiary’s economic interest will represent approximately 95% of the Class A Properties and approximately 48% of the Class B Properties.  It is anticipated that at the time of closing, five Class A Properties will be encumbered by mortgages aggregating approximately $99.4 million and all seven Class B Properties will be encumbered by mortgages aggregating approximately $102.5 million, including $90.3 million in mortgages to be obtained from an affiliate of the SLG Sellers.  The Operating Partnership anticipates that it will fund approximately $185 million in cash at closing to acquire its membership interests in the Joint Venture.  The Operating Partnership expects to fund its aggregate cash contributions of approximately $250 million in the property transactions primarily by drawing funds from its $600 million unsecured revolving credit facility.

The SLG Contribution Agreement is subject to numerous other customary undertakings, covenants, obligations and conditions.  A copy of the SLG Contribution Agreement is filed herewith as Exhibit 10.2 and a copy of the Form of Amended and Restated Limited Liability Company Agreement of Mack-Green-Gale LLC is filed herewith as Exhibit 10.3.

In connection with the foregoing, the General Partner and the Operating Partnership hereby file the following documents:

Item 9.01               Financial Statements and Exhibits.

(c)  Exhibits

Exhibit No.	Description

10.1	Membership Interest Purchase and Contribution Agreement by and among Mr. Stanley C. Gale, SCG Holding Corp., Mack-Cali Realty Acquisition Corp. and Mack-Cali Realty, L.P. dated as of March 7, 2006.

10.2

Contribution and Sale Agreement by and among Gale SLG NJ LLC, a Delaware limited liability company, Gale SLG NJ MEZZ LLC, a Delaware limited liability company, and Gale SLG RIDGEFIELD MEZZ LLC, a Delaware limited liability company and Mack-Cali Ventures L.L.C. dated as of March 7, 2006.

10.3	Form of Amended and Restated Limited Liability Company Agreement of Mack-Green-Gale LLC dated , 2006.

99.1	Press Release of Mack-Cali Realty Corporation dated March 13, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MACK-CALI REALTY CORPORATION

Dated: March 13, 2006	By:	/s/ ROGER W. THOMAS
Roger W. Thomas
Executive Vice President, General Counsel
And Secretary

MACK-CALI REALTY, L.P.

	By:	Mack-Cali Realty Corporation,
its general partner

Dated: March 13, 2006	By:	/s/ ROGER W. THOMAS
Roger W. Thomas
Executive Vice President, General Counsel
And Secretary

EXHIBIT INDEX

Exhibit No.	Description

10.1	Membership Interest Purchase and Contribution Agreement by and among Mr. Stanley C. Gale, SCG Holding Corp., Mack-Cali Realty Acquisition Corp. and Mack-Cali Realty, L.P. dated as of March 7, 2006.

10.2

Contribution and Sale Agreement by and among Gale SLG NJ LLC, a Delaware limited liability company, Gale SLG NJ MEZZ LLC, a Delaware limited liability company, and Gale SLG RIDGEFIELD MEZZ LLC, a Delaware limited liability company and Mack-Cali Ventures L.L.C. dated as of March 7, 2006.

10.3	Form of Amended and Restated Limited Liability Company Agreement of Mack-Green-Gale LLC dated , 2006.

99.1	Press Release of Mack-Cali Realty Corporation dated March 13, 2006.